W&R TARGET FUNDS, INC.

Supplement dated March 20, 2007
to
Prospectus dated May 1, 2006
and supplemented July 12, 2006, August 8, 2006, and September 5, 2006

The definition of mid cap companies where it appears in the Sections for Mid Cap Growth Portfolio and Value Portfolio entitled "Principal Strategies" is amended to read as follows:

Medium-sized, or mid cap, companies are typically companies with market capitalizations that range between $1 billion and $18 billion.

The following information supplements the disclosure regarding the management of Asset Strategy Portfolio in the Section entitled "Portfolio Management":

Asset Strategy Portfolio: Michael L. Avery, Daniel J. Vrabac and Ryan F. Caldwell are primarily responsible for the day-to-day management of Asset Strategy Portfolio. Each of Mr. Avery and Mr. Vrabac has held his responsibilities for Asset Strategy Portfolio since January 1997.

Mr. Caldwell has held his responsibilities for Asset Strategy Portfolio since January 2007. His investment research responsibilities are concentrated in asset managers and broker-dealers, and transaction processors. Mr. Caldwell joined Waddell & Reed Investment Management Company (WRIMCO) in July 2000 as an economic analyst. In January 2003 he was appointed an investment analyst, and in June 2005 was named assistant portfolio manager for the Fund, as well as two other funds managed by WRIMCO or Ivy Investment Management Company (IICO). Mr. Caldwell is Vice President of IICO and WRIMCO, Vice President of Waddell & Reed Asset Strategy Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Caldwell earned a BBA in finance from Southwest Texas State University, and an MBA with an emphasis in finance from the University of Kansas. He is currently pursuing the Chartered Financial Analyst designation.

The following information replaces the disclosure regarding the management of Limited-Term Bond Portfolio in the Section entitled "Portfolio Management":

Limited-Term Bond Portfolio: Effective February 2007, James C. Cusser is primarily responsible for the day-to-day management of Limited-Term Bond Portfolio. He is Senior Vice President of WRIMCO and IICO and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Cusser has served as the portfolio manager, since August 1992, for Waddell & Reed Advisors Bond Fund and W&R Target Funds, Inc. Bond Portfolio, and, since January 1997, for Waddell & Reed Advisors Government Securities Fund, each of which is managed by WRIMCO. He earned a BA and MA in political science from The American University, and an MA in political science/public administration from Northern Illinois University. Mr. Cusser is a Chartered Financial Analyst.

The following information regards Limited-Term Bond Portfolio:

Proposed Merger: At a meeting held on February 28, 2007, the Board of Directors of W&R Target Funds, Inc., the Directors unanimously approved, and recommended that shareholders of Limited-Term Bond Portfolio approve, the merger of Limited-Term Bond Portfolio into Bond Portfolio. Limited-Term Bond Portfolio shareholders of record on March 23, 2007 will be asked to vote on the proposed merger at a special meeting called for this purpose, tentatively scheduled on or near Tuesday, June 19, 2007.

In addition, the Board of Directors unanimously approved the closing of Limited-Term Bond Portfolio to investment by the Participating Insurance Companies on behalf of their Policyowners, effective April 2, 2007. The Participating Insurance Companies may continue to purchase shares of Limited-Term Bond Portfolio on behalf of Policyowners currently invested in shares of the Portfolio.